CNA Financial Corporation
Supplemental Financial Information

September 30, 2022

This report is for informational purposes only and includes consolidated financial statements and financial exhibits that are unaudited. This report should be read in conjunction with documents filed with the U.S. Securities and Exchange Commission, including the most recent Annual Report on Form 10-K.

Statements of Operations

Periods ended September 30	Three Months			Nine Months
(In millions)	2022	2021	Change	2022	2021	Change
Revenues:
Net earned premiums	$2,221	$2,059	8%	$6,435	$6,056	6%
Net investment income	422	513	(18)	1,302	1,608	(19)
Net investment (losses) gains	(96)	22		(166)	117
Non-insurance warranty revenue	399	357		1,173	1,054
Other revenues	11	8		24	19
Total revenues	2,957	2,959	—	8,768	8,854	(1)
Claims, Benefits and Expenses:
Insurance claims and policyholders' benefits	1,665	1,632		4,703	4,684
Amortization of deferred acquisition costs	383	368		1,101	1,084
Non-insurance warranty expense	371	330		1,092	973
Other operating expenses	346	287		1,001	874
Interest	28	28		84	85
Total claims, benefits and expenses	2,793	2,645	(6)	7,981	7,700	(4)
Income (loss) before income tax	164	314		787	1,154
Income tax (expense) benefit	(36)	(58)		(141)	(218)
Net income (loss)	$128	$256	(50)%	$646	$936	(31)%

Components of Income (Loss), Per Share Data and Return on Equity

Periods ended September 30	Three Months		Nine Months
(In millions, except per share data)	2022	2021	2022	2021
Components of Income (Loss)
Core income (loss)	$213	$237	$774	$841
Net investment gains (losses)	(85)	19	(128)	95
Net income (loss)	$128	$256	$646	$936

Diluted Earnings (Loss) Per Common Share
Core income (loss)	$0.78	$0.87	$2.84	$3.08
Net investment gains (losses)	(0.31)	0.07	(0.47)	0.35
Diluted earnings (loss) per share	$0.47	$0.94	$2.37	$3.43

Weighted Average Outstanding Common Stock and Common Stock Equivalents
Basic	271.4	271.7	271.7	271.8
Diluted	272.3	272.7	272.6	272.8

Return on Equity
Net income (loss) (1)	5.8%	8.1%	8.2%	9.8%
Core income (loss) (2)	6.9	7.7	8.3	9.3
(1) Annualized net income (loss) divided by the average stockholders' equity including accumulated other comprehensive income (loss) (AOCI) for the period. Average equity including AOCI is calculated using a simple average of the beginning and ending balances for the period.
(2) Annualized core income (loss) divided by the average stockholders' equity excluding AOCI for the period. Average equity excluding AOCI is calculated using a simple average of the beginning and ending balances for the period.

Selected Balance Sheet Data and Statements of Cash Flows Data

(In millions, except per share data)	September 30, 2022	December 31, 2021
Total investments	$42,137	$50,328
Reinsurance receivables, net of allowance for uncollectible receivables	5,700	5,463
Total assets	60,215	66,639
Insurance reserves	41,349	43,171
Debt	2,780	2,779
Total liabilities	52,121	53,830
Accumulated other comprehensive income (loss) (1)	(4,139)	320
Total stockholders' equity	8,094	12,809

Book value per common share	$29.88	$47.20
Book value per common share excluding AOCI	$45.16	$46.02

Outstanding shares of common stock (in millions of shares)	270.9	271.4

Statutory capital and surplus - Combined Continental Casualty Companies (2)	$10,382	$11,321

Three Months Ended September 30	2022	2021
Net cash flows provided (used) by operating activities	$737	$669
Net cash flows provided (used) by investing activities	(641)	(395)
Net cash flows provided (used) by financing activities	(138)	(104)
Net cash flows provided (used) by operating, investing and financing activities	$(42)	$170

Nine Months Ended September 30	2022	2021
Net cash flows provided (used) by operating activities	$1,990	$1,354
Net cash flows provided (used) by investing activities	(1,072)	(597)
Net cash flows provided (used) by financing activities	(924)	(545)
Net cash flows provided (used) by operating, investing and financing activities	$(6)	$212

(1) As of September 30, 2022 and December 31, 2021, the net unrealized gains on investments included in AOCI were net of after-tax Shadow Adjustments of $46 million and $2,477 million. To the extent that unrealized gains on fixed income securities supporting the reserves of certain products within the Life & Group segment would result in a premium deficiency, or would impact the reserve balance if realized, a related increase in Insurance reserves is recorded, as a reduction of net unrealized gains (losses), net of tax, through Other comprehensive income (loss) (Shadow Adjustments).
(2) Statutory capital and surplus as of September 30, 2022 is preliminary.

Property & Casualty - Results of Operations

Periods ended September 30	Three Months				Nine Months
(In millions)	2022	2021	Change		2022	2021	Change
Gross written premiums	$3,365	$3,239	4%		$10,497	$9,892	6%
Gross written premiums ex. 3rd party captives	2,430	2,224	9		7,560	6,790	11
Net written premiums	2,060	1,909	8		6,379	5,755	11

Net earned premiums	2,103	1,937	9		6,080	5,688	7
Net investment income	230	271			692	872
Non-insurance warranty revenue	399	357			1,173	1,054
Other revenues	12	8			25	19
Total operating revenues	2,744	2,573	7		7,970	7,633	4
Insurance claims and policyholders' benefits	1,368	1,342			3,783	3,762
Amortization of deferred acquisition costs	383	368			1,101	1,084
Non-insurance warranty expense	371	330			1,092	973
Other insurance related expenses	268	228			771	694
Other expenses	29	25			86	60
Total claims, benefits and expenses	2,419	2,293	(5)		6,833	6,573	(4)
Core income (loss) before income tax	325	280			1,137	1,060
Income tax (expense) benefit on core income (loss)	(65)	(63)			(239)	(229)
Core income (loss)	$260	$217	20%		$898	$831	8%

Other Performance Metrics
Underwriting gain (loss)	$84	$(1)	N/M	%	$425	$148	187%

Loss & LAE ratio	64.6%	69.1%	4.5	pts	61.9%	65.8%	3.9	pts
Expense ratio	30.8	30.7	(0.1)		30.8	31.3	0.5
Dividend ratio	0.4	0.2	(0.2)		0.3	0.3	—
Combined ratio	95.8%	100.0%	4.2	pts	93.0%	97.4%	4.4	pts
Combined ratio excluding catastrophes and development	91.1%	91.1%	—	pts	91.1%	91.5%	0.4	pts

Net accident year catastrophe losses incurred	$114	$178			$171	$357
Effect on loss & LAE ratio	5.5%	9.2%	3.7	pts	2.8%	6.3%	3.5	pts

Net prior year development and other: (favorable) / unfavorable	$(15)	$(5)			$(56)	$(17)
Effect on loss & LAE ratio	(0.8)%	(0.3)%	0.5	pts	(0.9)%	(0.4)%	0.5	pts

Rate	5%	8%	(3)	pts	6%	10%	(4)	pts
Renewal premium change	8%	10%	(2)	pts	8%	11%	(3)	pts
Retention	85%	81%	4	pts	85%	82%	3	pts
New business	$455	$405	12%		$1,406	$1,189	18%

Specialty - Results of Operations

Periods ended September 30	Three Months				Nine Months
(In millions)	2022	2021	Change		2022	2021	Change
Gross written premiums	$1,890	$1,953	(3)%		$5,640	$5,650	—%
Gross written premiums ex. 3rd party captives	958	943	2		2,816	2,656	6
Net written premiums	840	822	2		2,443	2,350	4

Net earned premiums	810	773	5		2,376	2,270	5
Net investment income	102	116			305	367
Non-insurance warranty revenue	399	357			1,173	1,054
Other revenues	(1)	1			—	1
Total operating revenues	1,310	1,247	5		3,854	3,692	4
Insurance claims and policyholders' benefits	461	446			1,365	1,314
Amortization of deferred acquisition costs	169	165			488	478
Non-insurance warranty expense	371	330			1,092	973
Other insurance related expenses	88	71			250	212
Other expenses	15	13			40	36
Total claims, benefits and expenses	1,104	1,025	(8)		3,235	3,013	(7)
Core income (loss) before income tax	206	222			619	679
Income tax (expense) benefit on core income (loss)	(45)	(49)			(134)	(148)
Core income (loss)	$161	$173	(7)%		$485	$531	(9)%

Other Performance Metrics
Underwriting gain (loss)	$92	$91	1%		$273	$266	3%

Loss & LAE ratio	56.7%	57.7%	1.0	pts	57.3%	57.8%	0.5	pts
Expense ratio	31.7	30.6	(1.1)		31.0	30.4	(0.6)
Dividend ratio	0.3	(0.1)	(0.4)		0.2	0.1	(0.1)
Combined ratio	88.7%	88.2%	(0.5)	pts	88.5%	88.3%	(0.2)	pts
Combined ratio excluding catastrophes and development	90.4%	89.6%	(0.8)	pts	89.8%	89.6%	(0.2)	pts

Net accident year catastrophe losses incurred	$1	$3			$2	$9
Effect on loss & LAE ratio	0.2%	0.4%	0.2	pts	0.1%	0.4%	0.3	pts

Net prior year development and other: (favorable) / unfavorable	$(15)	$(13)			$(35)	$(38)
Effect on loss & LAE ratio	(1.9)%	(1.8)%	0.1	pts	(1.4)%	(1.7)%	(0.3)	pts

Rate	5%	10%	(5)	pts	7%	11%	(4)	pts
Renewal premium change	6%	11%	(5)	pts	8%	12%	(4)	pts
Retention	87%	80%	7	pts	86%	84%	2	pts
New business	$130	$147	(12)%		$407	$370	10%

Commercial - Results of Operations

Periods ended September 30	Three Months				Nine Months
(In millions)	2022	2021	Change		2022	2021	Change
Gross written premiums	$1,187	$1,010	18%		$3,824	$3,284	16%
Gross written premiums ex. 3rd party captives	1,184	1,005	18		3,711	3,176	17
Net written premiums	962	831	16		3,097	2,622	18

Net earned premiums	1,023	893	15		2,901	2,629	10
Net investment income	112	141			343	463
Other revenues	13	7			25	17
Total operating revenues	1,148	1,041	10		3,269	3,109	5
Insurance claims and policyholders' benefits	738	725			1,931	1,963
Amortization of deferred acquisition costs	163	148			467	449
Other insurance related expenses	145	125			409	376
Other expenses	3	8			21	28
Total claims, benefits and expenses	1,049	1,006	(4)		2,828	2,816	—
Core income (loss) before income tax	99	35			441	293
Income tax (expense) benefit on core income (loss)	(19)	(8)			(91)	(60)
Core income (loss)	$80	$27	196%		$350	$233	50%

Other Performance Metrics
Underwriting gain (loss)	$(23)	$(105)	78%		$94	$(159)	159%

Loss & LAE ratio	71.5%	80.6%	9.1	pts	66.0%	74.0%	8.0	pts
Expense ratio	29.9	30.4	0.5		30.1	31.4	1.3
Dividend ratio	0.5	0.6	0.1		0.5	0.6	0.1
Combined ratio	101.9%	111.6%	9.7	pts	96.6%	106.0%	9.4	pts
Combined ratio excluding catastrophes and development	91.9%	92.5%	0.6	pts	92.1%	92.8%	0.7	pts

Net accident year catastrophe losses incurred	$103	$166			$148	$332
Effect on loss & LAE ratio	10.0%	18.6%	8.6	pts	5.0%	12.6%	7.6	pts

Net prior year development and other: (favorable) / unfavorable	$—	$5			$(16)	$19
Effect on loss & LAE ratio	—%	0.5%	0.5	pts	(0.5)%	0.6%	1.1	pts

Rate	4%	6%	(2)	pts	5%	8%	(3)	pts
Renewal premium change	8%	9%	(1)	pts	8%	11%	(3)	pts
Retention	84%	83%	1	pts	86%	82%	4	pts
New business	$246	$204	21%		$754	$615	23%

International - Results of Operations

Periods ended September 30	Three Months				Nine Months
(In millions)	2022	2021	Change		2022	2021	Change
Gross written premiums	$288	$276	4%		$1,033	$958	8%
Net written premiums	258	256	1		839	783	7

Net earned premiums	270	271	—		803	789	2
Net investment income	16	14			44	42
Other revenues	—	—			—	1
Total operating revenues	286	285	—		847	832	2
Insurance claims and policyholders' benefits	169	171			487	485
Amortization of deferred acquisition costs	51	55			146	157
Other insurance related expenses	35	32			112	106
Other expenses	11	4			25	(4)
Total claims, benefits and expenses	266	262	(2)		770	744	(3)
Core income (loss) before income tax	20	23			77	88
Income tax (expense) benefit on core income (loss)	(1)	(6)			(14)	(21)
Core income (loss)	$19	$17	12%		$63	$67	(6)%

Other Performance Metrics
Underwriting gain (loss)	$15	$13	15%		$58	$41	41%

Loss & LAE ratio	62.7%	63.4%	0.7	pts	60.7%	61.5%	0.8	pts
Expense ratio	31.7	32.1	0.4		32.1	33.3	1.2
Dividend ratio	—	—	—		—	—	—
Combined ratio	94.4%	95.5%	1.1	pts	92.8%	94.8%	2.0	pts
Combined ratio excluding catastrophes and development	90.3%	91.0%	0.7	pts	90.7%	92.5%	1.8	pts

Net accident year catastrophe losses incurred	$10	$9			$21	$16
Effect on loss & LAE ratio	4.1%	3.4%	(0.7)	pts	2.7%	2.0%	(0.7)	pts

Net prior year development and other: (favorable) / unfavorable	$—	$3			$(5)	$2
Effect on loss & LAE ratio	—%	1.1%	1.1	pts	(0.6)%	0.3%	0.9	pts

Rate	6%	13%	(7)	pts	7%	14%	(7)	pts
Renewal premium change	12%	13%	(1)	pts	11%	13%	(2)	pts
Retention	82%	79%	3	pts	79%	77%	2	pts
New business	$79	$54	46%		$245	$204	20%

Life & Group - Results of Operations

Periods ended September 30	Three Months		Nine Months
(In millions)	2022	2021	2022	2021
Net earned premiums	$118	$123	$356	$369
Net investment income	187	240	600	724
Other revenues	—	(1)	—	(1)
Total operating revenues	305	362	956	1,092
Insurance claims and policyholders' benefits	310	296	884	899
Other insurance related expenses	29	27	89	77
Other expenses	2	1	7	5
Total claims, benefits and expenses	341	324	980	981
Core income (loss) before income tax	(36)	38	(24)	111
Income tax (expense) benefit on core income (loss)	14	3	31	9
Core income (loss)	$(22)	$41	$7	$120

Corporate & Other - Results of Operations

Periods ended September 30	Three Months		Nine Months
(In millions)	2022	2021	2022	2021
Net earned premiums	$—	$(1)	$(1)	$(1)
Net investment income	5	2	10	12
Other revenues	(1)	1	(1)	1
Total operating revenues	4	2	8	12
Insurance claims and policyholders' benefits	(13)	(6)	36	23
Other insurance related expenses	—	(2)	3	8
Interest expense	28	28	84	84
Other expenses	18	8	45	31
Total claims, benefits and expenses	33	28	168	146
Core income (loss) before income tax	(29)	(26)	(160)	(134)
Income tax (expense) benefit on core income (loss)	4	5	29	24
Core income (loss)	$(25)	$(21)	$(131)	$(110)

Investment Summary - Consolidated

	September 30, 2022		June 30, 2022		December 31, 2021
(In millions)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)
Fixed maturity securities:
Corporate and other bonds	$20,927	$(2,167)	$21,665	$(941)	$24,139	$2,699
States, municipalities and political subdivisions:
Tax-exempt	4,632	(267)	5,635	88	7,781	1,119
Taxable	3,791	(554)	4,003	(272)	4,162	466
Total states, municipalities and political subdivisions	8,423	(821)	9,638	(184)	11,943	1,585
Asset-backed:
RMBS	2,689	(464)	2,743	(291)	2,956	63
CMBS	1,688	(233)	1,837	(158)	2,031	44
Other ABS	2,914	(347)	2,842	(216)	2,598	44
Total asset-backed	7,291	(1,044)	7,422	(665)	7,585	151
U.S. Treasury and obligations of government-sponsored enterprises	109	2	109	(6)	130	(2)
Foreign government	498	(46)	548	(29)	583	13
Redeemable preferred stock	3	—	3	—	—	—
Total fixed maturity securities	37,251	(4,076)	39,385	(1,825)	44,380	4,446
Equities:
Common stock	210	—	222	—	233	—
Non-redeemable preferred stock	681	—	676	—	802	—
Total equities	891	—	898	—	1,035	—
Limited partnership investments:
Hedge funds	464	—	465	—	595	—
Private equity funds	1,431	—	1,398	—	1,264	—
Total limited partnership investments	1,895	—	1,863	—	1,859	—
Other invested assets	73	—	71	—	91	—
Mortgage loans	953	—	949	—	973	—
Short term investments	1,074	1	1,114	1	1,990	—
Total investments	$42,137	$(4,075)	$44,280	$(1,824)	$50,328	$4,446

Net receivable/(payable) on investment activity	$(14)		$(134)		$201

Effective duration (in years)	6.7		6.8		6.6
Weighted average rating	A		A		A
RMBS - Residential mortgage-backed securities
CMBS - Commercial mortgage-backed securities
Other ABS - Other asset-backed securities

Investment Summary - Property & Casualty and Corporate & Other

	September 30, 2022		June 30, 2022		December 31, 2021
(In millions)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)
Fixed maturity securities:
Corporate and other bonds	$12,997	$(1,458)	$13,466	$(934)	$14,897	$713
States, municipalities and political subdivisions:
Tax-exempt	1,275	(273)	1,397	(182)	1,604	92
Taxable	1,989	(484)	2,132	(343)	2,369	69
Total states, municipalities and political subdivisions	3,264	(757)	3,529	(525)	3,973	161
Asset-backed:
RMBS	2,669	(464)	2,714	(290)	2,899	60
CMBS	1,651	(231)	1,781	(156)	1,955	42
Other ABS	2,401	(266)	2,388	(175)	2,326	31
Total asset-backed	6,721	(961)	6,883	(621)	7,180	133
U.S. Treasury and obligations of government-sponsored enterprises	96	2	94	—	109	(2)
Foreign government	472	(35)	520	(21)	545	11
Redeemable preferred stock	3	—	3	—	—	—
Total fixed maturity securities	23,553	(3,209)	24,495	(2,101)	26,704	1,016
Equities:
Common stock	210	—	222	—	233	—
Non-redeemable preferred stock	140	—	144	—	179	—
Total equities	350	—	366	—	412	—
Limited partnership investments:
Hedge funds	257	—	257	—	329	—
Private equity funds	792	—	774	—	700	—
Total limited partnership investments	1,049	—	1,031	—	1,029	—
Other invested assets	73	—	71	—	91	—
Mortgage loans	729	—	729	—	741	—
Short term investments	1,048	1	1,067	1	1,887	—
Total investments	$26,802	$(3,208)	$27,759	$(2,100)	$30,864	$1,016

Net receivable/(payable) on investment activity	$(2)		$(98)		$145

Effective duration (in years)	4.8		5.0		4.9
Weighted average rating	A-		A		A

Investment Summary - Life & Group

	September 30, 2022		June 30, 2022		December 31, 2021
(In millions)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)
Fixed maturity securities:
Corporate and other bonds	$7,930	$(709)	$8,199	$(7)	$9,242	$1,986
States, municipalities and political subdivisions:
Tax-exempt	3,357	6	4,238	270	6,177	1,027
Taxable	1,802	(70)	1,871	71	1,793	397
Total states, municipalities and political subdivisions	5,159	(64)	6,109	341	7,970	1,424
Asset-backed:
RMBS	20	—	29	(1)	57	3
CMBS	37	(2)	56	(2)	76	2
Other ABS	513	(81)	454	(41)	272	13
Total asset-backed	570	(83)	539	(44)	405	18
U.S. Treasury and obligations of government-sponsored enterprises	13	—	15	(6)	21	—
Foreign government	26	(11)	28	(8)	38	2
Redeemable preferred stock	—	—	—	—	—	—
Total fixed maturity securities	13,698	(867)	14,890	276	17,676	3,430
Equities:
Common stock	—	—	—	—	—	—
Non-redeemable preferred stock	541	—	532	—	623	—
Total equities	541	—	532	—	623	—
Limited partnership investments:
Hedge funds	207	—	208	—	266	—
Private equity funds	639	—	624	—	564	—
Total limited partnership investments	846	—	832	—	830	—
Other invested assets	—	—	—	—	—	—
Mortgage loans	224	—	220	—	232	—
Short term investments	26	—	47	—	103	—
Total investments	$15,335	$(867)	$16,521	$276	$19,464	$3,430

Net receivable/(payable) on investment activity	$(12)		$(36)		$56

Effective duration (in years)	9.8		9.7		9.2
Weighted average rating	A		A		A

Investments - Fixed Maturity Securities by Credit Rating

September 30, 2022	U.S. Government, Government agencies and Government-sponsored enterprises		AAA		AA		A		BBB		Non-investment grade		Total
(In millions)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)
Corporate and other bonds	$—	$—	$27	$(3)	$413	$(42)	$5,342	$(430)	$13,465	$(1,496)	$1,680	$(196)	$20,927	$(2,167)
States, municipalities and political subdivisions	—	—	1,394	(80)	4,833	(577)	1,902	(82)	293	(82)	1	—	8,423	(821)
Asset-backed:
RMBS	2,342	(359)	251	(109)	5	—	13	—	20	—	58	4	2,689	(464)
CMBS	1	—	304	(30)	689	(107)	232	(33)	334	(47)	128	(16)	1,688	(233)
Other ABS	—	—	263	(23)	186	(45)	1,174	(105)	1,129	(148)	162	(26)	2,914	(347)
Total asset-backed	2,343	(359)	818	(162)	880	(152)	1,419	(138)	1,483	(195)	348	(38)	7,291	(1,044)
U.S. Treasury and obligations of government-sponsored enterprises	109	2	—	—	—	—	—	—	—	—	—	—	109	2
Foreign government	—	—	135	(5)	261	(21)	76	(17)	26	(3)	—	—	498	(46)
Redeemable preferred stock	—	—	—	—	—	—	—	—	—	—	3	—	3	—
Total fixed maturity securities	$2,452	$(357)	$2,374	$(250)	$6,387	$(792)	$8,739	$(667)	$15,267	$(1,776)	$2,032	$(234)	$37,251	$(4,076)

Percentage of total fixed maturity securities	7%		6%		17%		24%		41%		5%		100%

Components of Net Investment Income

Periods ended September 30	Consolidated
	Three Months		Nine Months
(In millions)	2022	2021	2022	2021
Taxable fixed income securities	$410	$360	$1,163	$1,075
Tax-exempt fixed income securities	55	77	194	236
Total fixed income securities	465	437	1,357	1,311
Common stock	(9)	(8)	(40)	20
Limited partnerships - hedge funds	1	(14)	(44)	35
Limited partnerships - private equity funds	(36)	99	33	239
Total limited partnership and common stock investments	(44)	77	(51)	294
Other, net of investment expense	1	(1)	(4)	3
Net investment income	$422	$513	$1,302	$1,608

Effective income yield for fixed income securities portfolio	4.4%	4.3%	4.3%	4.3%
Limited partnership and common stock return	(2.1)	3.8	(2.4)	16.4

	Property & Casualty and Corporate & Other
Periods ended September 30
	Three Months		Nine Months
(In millions)	2022	2021	2022	2021
Taxable fixed income securities	$247	$221	$709	$666
Tax-exempt fixed income securities	11	12	34	37
Total fixed income securities	258	233	743	703
Common stock	(9)	(8)	(40)	20
Limited partnerships - hedge funds	1	(8)	(24)	19
Limited partnerships - private equity funds	(20)	55	18	133
Total limited partnership and common stock investments	(28)	39	(46)	172
Other, net of investment expense	5	1	5	9
Net investment income	$235	$273	$702	$884

Effective income yield for fixed income securities portfolio	3.8%	3.6%	3.7%	3.7%

Periods ended September 30	Life & Group
	Three Months		Nine Months
(In millions)	2022	2021	2022	2021
Taxable fixed income securities	$163	$139	$454	$409
Tax-exempt fixed income securities	44	65	160	199
Total fixed income securities	207	204	614	608
Common stock	—	—	—	—
Limited partnerships - hedge funds	—	(6)	(20)	16
Limited partnerships - private equity funds	(16)	44	15	106
Total limited partnership and common stock investments	(16)	38	(5)	122
Other, net of investment expense	(4)	(2)	(9)	(6)
Net investment income	$187	$240	$600	$724

Effective income yield for fixed income securities portfolio	5.5%	5.5%	5.4%	5.5%

Net Investment Gains (Losses)

Periods ended September 30	Consolidated
	Three Months		Nine Months
(In millions)	2022	2021	2022	2021
Fixed maturity securities: (1)
Corporate and other bonds	$(41)	$36	$(68)	$115
States, municipalities and political subdivisions	6	1	28	—
Asset-backed	(17)	(15)	(29)	(24)
Total fixed maturity securities	(52)	22	(69)	91
Non-redeemable preferred stock	(2)	(2)	(111)	17
Derivatives, short term and other	(34)	2	22	9
Mortgage loans	(8)	—	(8)	—
Net investment (losses) gains	(96)	22	(166)	117
Income tax benefit (expense) on net investment (losses) gains	11	(3)	38	(22)
Net investment (losses) gains, after tax	$(85)	$19	$(128)	$95

(1) Excludes the loss in the third quarter of 2022 on the assets supporting the funds withheld liability, which is reflected in the Derivatives, short term and other line

Derivatives, short term and other for the three months ended September 30, 2022 includes a $35 million non-economic net loss related to the expected novation of a coinsurance agreement on the Company's legacy annuity business in the Life & Group segment and the associated funds withheld embedded derivative.

Claim & Claim Adjustment Expense Reserve Rollforward

Three months ended September 30, 2022 (In millions)	Specialty	Commercial	International	P&C Operations	Life & Group	Corporate & Other	Total Operations
Claim & claim adjustment expense reserves, beginning of period
Gross	$6,861	$8,954	$2,307	$18,122	$3,670	$2,767	$24,559
Ceded	1,449	814	358	2,621	111	2,424	5,156
Net	5,412	8,140	1,949	15,501	3,559	343	19,403

Net incurred claim & claim adjustment expenses	459	732	169	1,360	266	4	1,630
Net claim & claim adjustment expense payments	(385)	(565)	(112)	(1,062)	(250)	(7)	(1,319)
Foreign currency translation adjustment and other	(1)	(2)	(122)	(125)	(36)	—	(161)

Claim & claim adjustment expense reserves, end of period
Net	5,485	8,305	1,884	15,674	3,539	340	19,553
Ceded	1,440	867	378	2,685	106	2,356	5,147
Gross	$6,925	$9,172	$2,262	$18,359	$3,645	$2,696	$24,700

Nine months ended September 30, 2022 (In millions)	Specialty	Commercial	International	P&C Operations	Life & Group	Corporate & Other	Total Operations
Claim & claim adjustment expense reserves, beginning of period
Gross	$6,433	$8,890	$2,280	$17,603	$3,754	$2,817	$24,174
Ceded	1,168	825	340	2,333	113	2,523	4,969
Net	5,265	8,065	1,940	15,270	3,641	294	19,205

Net incurred claim & claim adjustment expenses	1,360	1,915	487	3,762	787	76	4,625
Net claim & claim adjustment expense payments	(1,139)	(1,673)	(304)	(3,116)	(748)	(30)	(3,894)
Foreign currency translation adjustment and other	(1)	(2)	(239)	(242)	(141)	—	(383)

Claim & claim adjustment expense reserves, end of period
Net	5,485	8,305	1,884	15,674	3,539	340	19,553
Ceded	1,440	867	378	2,685	106	2,356	5,147
Gross	$6,925	$9,172	$2,262	$18,359	$3,645	$2,696	$24,700

Life & Group Policyholder Reserves

September 30, 2022
(In millions)	Claim and claim adjustment expenses	Future policy benefits	Total
Long term care	$2,959	$10,109	$13,068
Structured settlement annuities and other	521	—	521
Total	3,480	10,109	13,589
Shadow adjustments	59	—	59
Ceded reserves	106	346	452
Total gross reserves	$3,645	$10,455	$14,100

December 31, 2021
(In millions)	Claim and claim adjustment expenses	Future policy benefits	Total
Long term care	$2,905	$10,012	$12,917
Structured settlement annuities and other	536	—	536
Total	3,441	10,012	13,453
Shadow adjustments	200	2,936	3,136
Ceded reserves	113	288	401
Total gross reserves	$3,754	$13,236	$16,990

Definitions and Presentation
•Collectively, CNA Financial Corporation (CNAF) and its subsidiaries are referred to as CNA or the Company.
•P&C Operations includes Specialty, Commercial and International.
•Life & Group segment primarily includes the results of long term care businesses that are in run-off.
•Corporate & Other segment primarily includes certain corporate expenses including interest on corporate debt and the results of certain property and casualty businesses in run-off, including CNA Re, asbestos and environmental pollution, excess workers' compensation and legacy mass tort. Intersegment eliminations are also included in this segment.
•Management uses the core income (loss) financial measure to monitor the Company’s operations. Please refer to Note O to the Consolidated Financial Statements within the December 31, 2021 Form 10-K for further discussion of this non-GAAP financial measure.
•Management uses underwriting results to monitor insurance operations. Underwriting results are pretax and are calculated as net earned premiums less total insurance expenses, which includes insurance claims and policyholders' benefits, amortization of deferred acquisition costs and other insurance related expenses.
•In the evaluation of the results of Specialty, Commercial and International, management uses the loss ratio, the expense ratio, the dividend ratio and the combined ratio. These ratios are calculated using financial results prepared in accordance with accounting principles generally accepted in the United States of America. The loss ratio is the percentage of net incurred claim and claim adjustment expenses to net earned premiums. The expense ratio is the percentage of insurance underwriting and acquisition expenses, including the amortization of deferred acquisition costs, to net earned premiums. The dividend ratio is the ratio of policyholders' dividends incurred to net earned premiums. The combined ratio is the sum of the loss, expense and dividend ratios. In addition, management also utilizes renewal premium change, rate, retention and new business in evaluating operating trends. Renewal premium change represents the estimated change in average premium on policies that renew, including rate and exposure changes. Rate represents the average change in price on policies that renew excluding exposure change. For certain products within Small Business, where quantifiable, rate includes the influence of new business as well. Exposure represents the measure of risk used in the pricing of the insurance product. Retention represents the percentage of premium dollars renewed, excluding rate and exposure changes, in comparison to the expiring premium dollars from policies available to renew. Rate, renewal premium change and retention presented for the prior year is updated to reflect subsequent activity on policies written in the period. New business represents premiums from policies written with new customers and additional policies written with existing customers.
•This financial supplement may also reference or contain financial measures that are not in accordance with GAAP. Management utilizes these financial measures to monitor the Company's insurance operations and investment portfolio. Core income, which is derived from certain income statement amounts, is used by management to monitor performance of the Company's insurance operations. The Company's investment portfolio is monitored by management through analysis of various factors including unrealized gains and losses on securities, portfolio duration and exposure to market and credit risk.

•Core income (loss) is calculated by excluding from net income (loss) the after-tax effects of net investment gains or losses and any cumulative effects of changes in accounting guidance. The calculation of core income (loss) excludes net investment gains or losses because net investment gains or losses are generally driven by economic factors that are not necessarily reflective of our primary operations. Management monitors core income (loss) for each business segment to assess segment performance. Presentation of consolidated core income (loss) is deemed to be a non-GAAP financial measure. For reconciliations of non-GAAP measures to the most comparable GAAP measures and other information, please refer herein and/or to CNA's most recent 10-K on file with the Securities and Exchange Commission, as well as the press release, available at www.cna.com.
•Gross written premiums ex. 3rd party captives represents gross written premiums excluding business which is ceded to third party captives, including business related to large warranty programs.
•Statutory capital and surplus represents the excess of an insurance company's admitted assets over its liabilities, including loss reserves, as determined in accordance with statutory accounting practices.
•Pretax net prior year development and other includes the effects of interest accretion and change in allowance for uncollectible reinsurance and deductible amounts.
•Net investment income from fixed income securities, as presented, includes both fixed maturity securities and non-redeemable preferred stock.
•Certain immaterial differences are due to rounding.
•N/M = Not Meaningful